UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2011 (December 5, 2011)

WebXU, Inc.
(Exact name of registrant as specified in Charter)

Delaware	000-53095	26-0460511
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11999 San Vicente Blvd., Suite 400
Los Angeles, CA 90049
(Address of Principal Executive Offices)

(310) 807-1765
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On December 5, 2011, the registrant dismissed Seale and Beers, CPAs (“Seale and Beers”) as our independent auditors.  This action was approved by our Board of Directors.

The report of Seale and Beers on our financial statements as of December 31, 2010 and for the period July 16, 2010 (inception) to December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the period July 16, 2010 (inception) to December 31, 2010 and through the date of this Form 8-K, there were: (i) no disagreements between the Company and Seale and Beers on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seale and Beers, would have caused Seale and Beers to make reference to the subject matter of the disagreement in its report on our financial statements for such period, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On December 5, 2011, we engaged L.L. Bradford and Company (“L.L. Bradford”) as our independent registered accounting firm.  Since our inception on July 16, 2010 and through the date of this Form 8-K, we did not consult with L.L. Bradford on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and L.L. Bradford did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided Seale and Beers a copy of the disclosures contained herein and requested that Seale and Beers furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Seale and Beers agrees with our statements in this Item 4.01.  A copy of the letter dated December 5, 2011, furnished by Seale and Beers in response to that request, is filed as Exhibit 16.1 to this Current Report.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

16.1	Letter from Seale and Beers, CPAs to the U.S. Securities and Exchange Commission, dated December 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WebXU, Inc.

Date: December 6, 2011	By:	/s/ Matt Hill
Matt Hill
Chief Executive Officer